Introduction to Investors September 2015 Exhibit 99.1

Notices and Disclaimers
Copyright © 2015, PJT Partners Inc. (and its affiliates, as applicable).
This
presentation
contains
forward-looking
statements,
including
those
about
PJT
Partners
Inc.’s
(the
“Company”)
outlook
and
prospects,
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Forward-looking
statements
are
those
which
are
not
historical
facts.
These
and
other
statements
that
relate
to
future
results
and
events
are
based
on
the
Company’s
current
expectations
as
of
September
2,
2015.
Our
actual
results
in
future
periods
may
differ
materially
from
those
currently
expected
because
of
a
number
of
risks
and
uncertainties.
The
risks
and
uncertainties
that
we
believe
are
material
are
described
in
the
Risk
Factors
section
of
the
Information
Statement
that
is
an
exhibit
to
PJT
Partners’
Registration
Statement
on
Form
10,
which
was
filed
with
the
Securities
and
Exchange
Commission
dated
September
2,
2015,
SEC
File
No.
001-36869.
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and
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Our
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is
provided
for
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information
about
our
current
expectations
for
2015
and
the
general
outlook
for
the
business
in
the
longer
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This
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This
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certain
non-GAAP
financial
measures.
A
“non-GAAP
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measure”
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numerical
measure
of
a
company’s
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most
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Adjusted
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Income,
a
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measure,
to
GAAP
Income
(Loss)
Before
Provision
for
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in
the
Appendix
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Income
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Adjusted
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as
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under
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Our
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of
Adjusted
Pre-Tax
Income
may
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to
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reported
by
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non-GAAP
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Presentation of Information
Non-GAAP Financial Measures
Forward-Looking Statements

Transaction Summary
TRANSACTION
Blackstone Advisory merges with PJT Capital followed by spin-off
PUBLIC COMPANY
PJT Partners
Inc.
DISTRIBUTED
SECURITY
Class A Common Stock
EXCHANGE
NYSE
TICKER
PJT
DISTRIBUTION RATIO
1:40
INITIAL
FLOAT
15.4
million
RECORD DATE
September
22, 2015
WHEN-ISSUED DATE
September 18, 2015
TRADING DATE
October 1, 2015

Today’s Presenters Ji-Yeun Lee MANAGING PARTNER Helen Meates CHIEF FINANCIAL OFFICER Paul J. Taubman CHAIRMAN & CEO 3

4 We Are PJT Partners

We Are Frequently Asked…
… Why this transaction?
>
Two
anchor
businesses
–
alpha
play
on
advisory
World-class fund placement and restructuring businesses
Proven ability to build premier advisory business
>
Creating a best-in-class platform to better serve clients
… Why go public now?
>
Beginning the journey now
Not raising capital
Not seeking liquidity
>
Accelerant for growth and unlocking value

Unshackled from Constraints to Be Even More Powerful
STRATEGIC
ADVISORY
RESTRUCTURING &
SPECIAL
SITUATIONS
PARK HILL
Financial Sponsors
Investing Businesses
within Blackstone
Corporate Clients
X
X
X
X
X
HISTORICAL CONSTRAINTS
X
X

Bringing Together Relationships and Capabilities to Better Serve Clients Strategic Advisory Park Hill Restructuring Access Relationships Transaction Flows Capital 7

30 Years New: A Start-Up With Instant Scale
8 offices
Headquartered in New York, NY
46 partners
37  Americas, 9  Europe
~330 employees
235 Americas, 83 Europe, 10 Asia-Pacific
24 years
Average partner experience

Create long-term value
Make a difference
Be part of a premier franchise
Be surrounded by leading talent
Client relationships
Collaboration
Premier Destination for Best-in-Class Talent
WHAT WE OFFER
WHAT WE VALUE
Alpha players with:
Content
Character

Proven Management Team: Ability to Scale
Name
Role
Years of
Experience
Former Position
Executive Officers
Paul J. Taubman
Chairman & CEO
33
Co-President of Institutional Securities at
Morgan Stanley
Ji-Yeun Lee
Managing Partner
26
Deputy Head of Global Investment Banking at
Morgan Stanley
Helen Meates
Chief
Financial Officer
22
Deputy Head of Global Capital Markets at
Morgan Stanley
James Cuminale
General Counsel
37
Chief Legal Officer at Nielsen
Other Senior Management
Paige Costigan
Chief
Operating Officer
15
CAO of Global Investment Banking at Morgan
Stanley
Sharon
Pearson
Head of Investor & External
Relations
20
Associate
Director
of
Equity
Research
at
Morgan Stanley
Richard Itri
Chief Technology Officer
18
CIO at Sky Road
Steven
Murray
Global Head of Human Resources
14
Global
Head
of
Compensation at UBS
Investment
Bank
CORPORATE TEAM

PJT Partners Scorecard –
To Date
>
Talent retention
>
Culture of collaboration
>
High quality hires
Attracted to vision and platform
>
Built out public company infrastructure
Board
Management team
Systems/controls
Facilities

PJT Partners Scorecard – Going Forward > Continue to attract talent > Realize benefits of demerger and collaboration > Franchise/brand building Mind share Win rate Announcements 12

A Powerful Beginning
Built to be an alpha play
>
30-years new: proven track record with start-up feel
>
Premier destination for best-in-class talent
>
Unshackled from constraints to better pursue opportunities
>
Bringing together relationships and capabilities to better serve clients

Park Hill: The Leading Intermediary in the
Alternative Asset Space
(1)
Preqin
Special Report: Private Equity Secondary Market. Mar. 2015.
(2)
Amount as of 6/30/15.
2005
Year established
84
Professionals in New York,
Chicago, Hong Kong, London, San
Francisco and Sydney
3,000+
Investor relationships
24
Average years of experience across
14 partners
~20%
Market share of secondary transaction
volume
$260bn+
Raised by Park Hill clients since
inception, representing 194 primary
funds
(2)
(1)

Centerbridge	ASTENBECK	CORNERSTONE	AURORA CAPITAL GROUP
DPI Development Partners International	BAYVIEW ASSET MANAGEMENT	HSI	CalPERS
GLENDON CAPITAL MANAGEMENT LP	COATUE	THE MERIDIAN GROUP	Salient
Platinum Equity	Fundamental Credit Opportunities	NORTHWOOD INVESTORS	SBA FLORIDA STATE BOARD OF ADMINISTRATION
PAG	INCLINE GLOBAL	SAVANNA	sunsuper
VITRUVIAN PARTNERS	ZEAL ASSET MANAGEMENT 行健	SECURED CAPITAL	Retirement Security for Illinois Educators

PJT Partners

Park Hill: Leading Market Position in Each of the
Principal Alternative Asset Categories
(1)
Represents clients served across multiple verticals.
Private
Equity
Hedge
Fund
Real
Estate
Secondary
Advisory
(1)
(1)
(1)
(1)

(1)

Benefit from PJT
Advisory Alignment
>
Leveraging advisory relationships
>
Portfolio monetization opportunities
>
Bespoke investment opportunities
>
Enhanced real estate capabilities/collaboration
Build Out Existing
Capabilities/Execute on
Core Strengths
>
Continue to capture GP recapitalization
opportunities
>
Lead in high-growth securitization space
>
Increase market share via specialist model
>
Expand breadth of products across all four verticals
Park Hill: Growth Opportunities

Restructuring & Special Situations: Market Leadership in
Advising Distressed Companies
(1)
As of 6/30/15.
(2)
Represents
total
liabilities
restructured
by
professionals
based
in
New
York
and
London.
Certain
transactions
were
previously
attributed
to
the
advisory
business.
(3)
Certain partners and professionals were previously considered part of the advisory business.
1991
Year established
60
Professionals based in New
York and London
(3)
~430
Distressed advisory situations
(1)
#1
Global completed and announced
worldwide restructurings –
Thomson Reuters 2015
(1)
22
Average years of experience across
11 partners
(3)
~$1.6 trillion
Total liabilities restructured
(1)(2)

OUT-OF-COURT ASSIGNMENTS Restructuring & Special Situations: Global Reach and Unmatched Expertise IN-COURT ASSIGNMENTS CREDITOR ASSIGNMENTS Completed Restructurings in More than 30 Countries 18

AUTOMOTIVE
Restructuring & Special Situations: Significant Industry
Expertise and Experience in Key Sectors
Ford Motor Company
General Motors
Goodyear Tire & Rubber
GAMING
Caesars Entertainment
Foxwoods Casino
Mohegan Tribal Gaming
CHEMICALS
Dow Corning
Specialty Products Holding
W.R. Grace & Co.
COAL
New World Resources
Patriot Coal
Walter Energy
COMMUNICATIONS
Clearwire
Lightsquared
NII Holdings
CONSUMER PRODUCTS
CEDC
Eastman Kodak
Hostess Brands
ENERGY & POWER
Dynegy
Edison Mission Energy
Energy Future Holdings
FINANCIAL SERVICES
Ambac Financial Group
MBIA re: Bank of America
Northern Rock
HEALTHCARE
Angiotech Pharmaceuticals
Four Seasons Health Care
M*Modal
LEISURE
Indianapolis Downs
Los Angeles Dodgers
Travelport
MANUFACTURING
Covalent Materials
Essar Steel Algoma
NewPage
MEDIA
CSN Houston
Relativity Media
Tribune Company
MUNICIPAL
Detroit
Jefferson County
Puerto Rico
OIL & GAS
Endeavour International
OGX
Samson Resources
PUBLISHING
Cengage Learning
Houghton Mifflin
GateHouse Media
REAL ESTATE
Homex
Kerzner International
IVG Immobilien
RETAIL
Barneys New York
BCBG Max Azria Group
J.C. Penney
SHIPPING
Genco Shipping & Trading
ZIM Integrated Shipping
Nautilus Holdings
SOVEREIGN
Dubai World
Greece
Iceland
TRANSPORTATION
Delta Air Lines
Hawker Beechcraft
Pinnacle Airlines

Stronger M&A/Capital
Markets Advisory
Presence
>
Enhanced M&A capabilities and industry expertise complement the skillset and business dynamics of Restructuring
–
Ability to leverage strong industry expertise and relationships and deep market insights
–
M&A and Capital Markets Advisory leadership provide
differentiation vis-à-vis competitors
>
Advisory relationships facilitate earlier client introductions
Expanded Sponsor
Opportunities
>
Increases opportunities to expand PE relationships
–
Sponsor owned businesses represent recurring revenue stream
–
More opportunities to advise on distressed M&A transactions
–
Eliminates reluctance to do business with a competitor
–
Eliminates concerns about the optics of hiring Blackstone to assist with troubled investments
Unencumbered
>
Eliminates conflicts with Blackstone’s hundreds of billions of credit, real estate and private equity investments/dry powder
–
Passed on numerous substantial assignments due to conflicts
(e.g. Lehman Brothers)
>
Creates opportunity to transform Blackstone/GSO relationships into a more traditional client/advisor relationship
Restructuring & Special Situations: Growth Opportunities

Strategic Advisory: Transition and Transform
>
Historically the most constrained of the three businesses
–
Most significant dislocations
–
Most significant growth opportunities
>
Exceeded expectations in ability to attract senior talent
–13 new advisory partners added…and counting
>
20% more advisory partners today than at time of spin/merge announcement
>
Intend to continue build-out of advisory team
–
Focus on talent not organization chart

Strategic Advisory: Small Firm Feel with Big Firm Capabilities
10
Product Experts
5
Partners with 20+ years experience
at previous firm
7
Regional Experts
7
Institutions Represented
13
Industry Experts
9
Partners with 10+ years experience
at previous firm
18… and
counting
Partners
100%
Former Group Heads/Senior
Management Positions

An Alpha Play on Advisory
MACRO
>
Continue to transform the
Strategic Advisory business
>
Commercial impact of
difference makers
>
Footprint expansion
>
Enhanced win rate through
collaboration with other
businesses
>
Established market demand for
our services
>
Share/influence of smaller,
more focused firms continues
to grow
>
M&A as a corporate tool not
going away
EMBEDDED MACRO GROWTH
FAVORABLE MACRO TRENDS
+

Strong Balance Sheet
>
Debt-free at closing
–
Undrawn revolver of up to $80 million
–
One-time build-out/start-up costs behind us
>
Ordinary course working capital
>
Deferred tax asset of $117 million (pro forma as of 6/30/15)

Fully-Diluted Shares Outstanding
(Shares in Millions)
Note: Represents the composition of fully-diluted shares outstanding at the time of spin-off. Excludes an aggregate of approximately 6.5 million shares deliverable on settlement of earn-out awards subject to time and performance-based vesting, as described in the Form 10.
(1)
Represents shares owned by Blackstone insiders and PJT employees.
15.4
12.7
11.1
39.2
Initial Float
Non-Float
(Vested)
PJT Employees
(Unvested)
Fully-Diluted Shares
(1)

Historical Financials
HISTORICAL REVENUE
($ in Millions)
Note: Excludes historical PJT revenues. Totals may not add due to rounding.
(1)
Includes interest income and other revenue.
(2)
Average number of Partners/Senior Managing Directors in a corresponding year.
(1)
Partners
(2)
38
38
38
244
256
271
110
141
130
$355
$397
$401
2012
2013
2014
Advisory Fees
Placement Fees/
Other

Recent/Projected Financial Performance
HISTORICAL/PROJECTED REVENUE
($ in Millions)
Note: Totals may not add due to rounding.
68
105
80
149
$173
$228
$401
1H '14
2H '14
2014
82
72
$155
>$246
>$401
1H '15
2H '15F
2015F
+
=
+
=
Q1
Q2
Q3
Q4
2H '15
Total

Non-Compensation Expense
HISTORICAL
ADJUSTED
NON-COMPENSATION
EXPENSE
(1)
($ in Millions)
Non-Comp/Revenue
21%
18%
17%
Note: See appendix for reconciliation of non-GAAP adjustments.
(1)
Excludes
amortization
of
Blackstone
IPO
awards
of
$2.7
million,
$2.7
million,
$2.8
million
and
$1.3
million
in
2012,
2013,
2014
and
1H
'15,
respectively.
(2)
Adjusted to reflect additional expenses of $0.7 million in 2014 and $3.4 million and $1.3 million in 1H '15 related to occupancy and related and professional fees, respectively.
-
(2)
(2)
30
5
$73
$68
$73
$35
2012
2013
2014
1H '15

Compensation Expense
HISTORICAL ADJUSTED COMPENSATION EXPENSE
(1)
($ in Millions)
Comp/Revenue
66%
-
65%
(2)
63%
(2)
226
116
28
10
$235
$258
$254
$126
2012
2013
2014
1H '15
Note: See appendix for reconciliation of non-GAAP adjustments. The adjustments include principally equity-based compensation charges associated with Blackstone’s
IPO
in
2007
and
special
equity
awards
from
reissued
IPO
units.
These
awards
vested
from
2007
to
2015,
and
will
be
non-recurring
after
2015.
(2)
Adjusted to reflect $27.7 million and $9.6 million of incremental equity-based compensation expense in connection with the spin-off as a result of a change in vesting period and distributions related to the Bonus Deferral Plan in 2014 and 1H '15, respectively.
(1)
Excludes amortization of Blackstone IPO awards of $83.5 million, $82.0 million, $71.5 million and $23.1 million in 2012, 2013, 2014 and 1H '15, respectively, and severance of $19.8 million in 2014 and $0.3 million for 1H '15.

Adjusted Pre-Tax Income
HISTORICAL ADJUSTED PRE-TAX INCOME
($ in Millions)
Note: See appendix for reconciliation of non-GAAP adjustments. Totals may not add due to rounding.
(1) Excludes additional expense of $27.7 million related to the change in vesting period and distributions related to the Bonus Deferral Plan.
Margin
13%
19%
18%
(1)
$75
$102
$47
$71
2012
2013
2014

Revenue
>
Stable despite
significant merger
dislocations
Non-Compensation
Expense
>
Largely Blackstone
allocations
Compensation
Expense
Outlook: Focus on Growth in Revenue and Pre-Tax Income
>
Revenue growth
>
Similar in aggregate
to historical levels
Principally Awarded compensation
Additionally, GAAP excluding all
transaction-related amortization
>
Accelerating
revenue growth
>
Evidence of
operating leverage
2015
2016F
2017F+
Year of Transition
Franchise Building
Growth through
Franchise Building/
Return on Investment
>
Management Focus:

Why PJT Partners
2
3
Differentiated growth strategy
–
Spin-off serves as a catalyst for growth
Value creating expansion strategy
–
Global presence and connectivity with less overhead
Management highly aligned with shareholders
–
Incentives aligned with increasing shareholder value
1

Your Results Are Our Reputation 33

Appendix

Strong Board Oversight: Broad-based and Relevant
Experience
NON-EXECUTIVE BOARD MEMBERS
Name
Current
& Former Positions
Dennis
Hersch
>
Wexner
family advisor and L Brands Board member
>
Former Global Chairman of M&A at J.P. Morgan
>
Former Partner at Davis Polk & Wardwell
Emily
Rafferty
>
Chair,
Board
of Directors
of the Federal Reserve Bank of New York
>
President Emerita,
The Metropolitan Museum of Art
Thomas
Ryan
>
Former Chairman and CEO of CVS Health Corporation, formerly known as CVS
Caremark Corporation
>
Serves
as
a
member
of
the
Board
of
Directors
of
Yum!
Brands
and
Five
Below,
Inc.
>
Former
member
of
the
Boards
of
Directors
of
Bank
of
America,
Reebok
International
Ltd., and Vantiv, Inc.
Kenneth
Whitney
>
Former Head of the Investor Relations & Business Development Group at
Blackstone
>
Formerly
at
Coopers
&
Lybrand,
now
known
as
PricewaterhouseCoopers

PJT Infrastructure
Facilities
Finance
–
Tax
–
Compensation
–
Public company reporting
–
External relations
–
Internal audit
Human resources
Information technology
Legal and compliance
FULLY INDEPENDENT PJT
INFRASTRUCTURE
ONE-TIME START-UP
COSTS BEHIND US
>
Built out new offices (New York, London
and Hong Kong)
>
Closed offices (Frankfurt and Atlanta)
>
Consolidated Menlo Park office into San
Francisco
>
Global financial reporting systems
>
Global HR systems
>
Global IT infrastructure
Blackstone Transition Services Agreement (TSA) in place but we intend to primarily use it for tax and compensation
Note: The TSA terms are 24 months, additional services provided as necessary and termination with 60 day notice.

GAAP Statements of Operations
($ in Thousands)
6 Months Ended
June 30,
Year Ended December 31,
2015
2014
2013
2012
Revenues
Advisory Fees
$105,266
$271,278
$256,433
$244,439
Placement Fees
48,323
127,664
136,726
106,764
Interest Income
1,530
3,046
2,955
3,809
Other
(325)
(919)
840
(395)
Total Revenues
154,794
401,069
396,954
354,617
Expenses
Compensation and Benefits
139,760
317,478
339,778
318,255
Occupancy and Related
14,044
25,601
21,715
22,332
Travel and Related
6,306
13,382
13,678
13,606
Professional Fees
5,966
10,837
12,344
13,713
Communications and Information Services
2,791
7,048
6,772
7,855
Other Expenses
7,055
19,185
16,467
18,047
Total Expenses
175,922
393,531
410,754
393,808
Income (Loss) Before Provision for Taxes
(21,128)
7,538
(13,800)
(39,191)
Provision for Taxes
2,002
3,046
3,373
3,357
Net Income (Loss) Attributable to PJT Partners
$(23,130)
$4,492
$(17,173)
$(42,548)

6 Months Ended
June 30,
Year Ended December 31,
2015
2014
2013
2012
Income (Loss) Before Provision for Taxes
$(21,128)
$7,538
$(13,800)
$(39,191)
Adjustments
Compensation and Benefits
(1)
23,337
91,294
81,981
83,529
Occupancy and Related
(2)
3,360
679
-
-
Professional Fees
(2)
1,303
44
-
-
Communications and Information Services
(2)
8
-
-
-
Other Expenses
(3)
1,311
2,828
2,653
2,653
Adjusted Pre-Tax Income
$8,191
$102,383
$70,834
$46,991
Adjusted Pre-Tax Income
RECONCILIATION OF INCOME (LOSS) BEFORE PROVISION FOR TAXES TO ADJUSTED PRE-TAX INCOME
($ in Thousands)
(1)
This adjustment adds back to Income (Loss) Before Provision for Taxes amounts for Transaction-Related charges, which include principally equity-based compensation charges associated with
Blackstone’s IPO, special equity awards from reissued IPO units and severance. Severance was $19.8 million for the year ended December 31, 2014 and $0.3 million for the six months ended
June 30, 2015. There were no severance costs related to the spin-off that were incurred during the years ended December 31, 2013 and 2012. The $19.8 million of severance costs for the year ended December 31, 2014 consists of $14.6 million of cash-based severance payments and $5.2 million of equity-based severance payments. The cash severance amount is based on
Blackstone’s plan to provide departing employees with 50% of their 2014 total cash compensation amount. The equity amount is based on accelerated vesting of certain equity awards held by departing employees. The balance of this adjustment relates to equity-based compensation charges associated with the vesting during the periods presented of awards granted and re-issued in connection with the Blackstone IPO in 2007. These awards have vested or will vest in the period from 2007 through 2015. As these awards represent payment for prior existing ownership interests, and as the associated expense is not expected to recur in periods after 2015, we believe that the presentation of a non-GAAP financial measure that excludes the expense associated with their vesting, as well as non-recurring severance costs associated with the spin-off, provides useful insights into the results of the business in the periods presented. We expect to incur costs for similar equity-based awards after the spin-off as further discussed in “Certain Relationships and Related Party Transactions—Agreements with Blackstone Related to the Spin-Off—Employee
Matters Agreement” in the Form 10. We also expect to incur incremental costs for similar equity-based awards to be put in place at the time the spin-off is consummated as discussed in the
Unaudited Pro Forma Combined Statement of Operations in adjustment (f) in the Form 10. Had these similar plans been in place on January 1, 2014, the incremental expense to the Company, as also noted in pro forma adjustment (f) to the Unaudited Pro Forma Combined Financial Statements, would have been $27.7 million for the year ended December 31, 2014 and $9.6 million for the six months ended June 30, 2015.
(2)
These adjustments add back to Income (Loss) Before Provision for Taxes Transaction-Related charges associated with the spin-off.
(3)
This adjustment adds back to Income (Loss) Before Provision for Taxes amounts for the amortization of intangible assets which are associated with Blackstone’s IPO.

GAAP Reconciliation
COMPENSATION EXPENSE
($ in Thousands)
NON-COMPENSATION EXPENSE
($ in Thousands)
(1)
See Footnote 3 on page 38.
(2)
See Footnote 2 on page 38.
6 Months
Ended June 30,
Year Ended December 31,
2015
2014
2013
2012
GAAP Compensation Expense
$139,760
$317,478
$339,778
$318,255
Amort. of Blackstone IPO Awards
(23,060)
(71,453)
(81,981)
(83,529)
Severance
(277)
(19,841)
-
-
Adjusted Compensation Expense
$116,423
$226,184
$257,797
$234,726
6 Months
Ended June 30,
Year Ended December 31,
2015
2014
2013
2012
GAAP Total Expenses
$175,922
$393,531
$410,754
$393,808
GAAP Compensation Expense
(139,760)
(317,478)
(339,778)
(318,255)
Amort.
of
Blackstone
IPO
Intangible
Assets
(1)
(1,311)
(2,828)
(2,653)
(2,653)
Occupancy
and
Related
(2)
(3,360)
(679)
-
-
Professional
Fees
(2)
(1,303)
(44)
-
-
Communications
and
Information
Services
(2)
(8)
-
-
-
Adjusted Non-Compensation Expense
$30,180
$72,502
$68,323
$72,900
39